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                                                                    EXHIBIT 10.2

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         This First Amendment to Employment Agreement (the "Amendment") is made as of the ____ day of __________, 1999, by and between American Telecasting, Inc., a Delaware corporation (the "Company"), and Terry Holmes ("Employee").

         WHEREAS, the Company and the Employee have entered into an Employment Agreement dated as of the 28th day of April, 1997 (the "Employment Agreement"); and

         WHEREAS, the Company and the Employee wish to extend the term of the Employment Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual promises set forth herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Section 2 of the Employment Agreement is hereby amended in its entirety to read as follows:

                  2. Term of Agreement. The term of this Agreement shall commence on the date first written above (the "Effective Date") and such term and the employment hereunder shall continue, unless earlier terminated in accordance with the terms of Paragraph 4, until the Expiration Date (the "Term of Employment"). The Expiration Date shall be February 28, 2001, subject to annual extensions as provided below. The Expiration Date shall be automatically extended for additional one year periods unless, at least one year before the then-effective Expiration Date, either the Company or the Employee provides written notice to the other that it intends to terminate this Agreement on the then-effective Expiration Date.

         2. Except as set forth herein, the Employment Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have properly and duly executed this Amendment as of the date first written above.


AMERICAN TELECASTING, INC.                        EMPLOYEE


By:
    ---------------------------------------       ------------------------------
    Robert D. Hostetler                           Terry Holmes
    President and Chief Executive Officer